Earnings per share - Summary of Amounts and Numbers Used in Calculation of Net Income Attributable to NHI Shareholders Per Share (Basic and Diluted) (Detail) (JPY ¥)
In Millions, except Share data, unless otherwise specified
	3 Months Ended		6 Months Ended
	Sep. 30, 2014	Sep. 30, 2013	Sep. 30, 2014	Sep. 30, 2013
Earnings per share
Basic-Net income attributable to NHI shareholders	¥ 52,872	¥ 38,112	¥ 72,732	¥ 104,006
Basic-Weighted average number of shares outstanding	3,638,479,123	3,704,475,301	3,660,114,608	3,705,694,494
Basic-Net income attributable to NHI shareholders per share	¥ 14.53	¥ 10.29	¥ 19.87	¥ 28.07
Diluted-Net income attributable to NHI shareholders	¥ 52,861	¥ 38,107	¥ 72,714	¥ 103,983
Diluted-Weighted average number of shares outstanding	3,736,423,754	3,813,266,130	3,759,340,816	3,822,691,418
Diluted-Net income attributable to NHI shareholders per share	¥ 14.15	¥ 9.99	¥ 19.34	¥ 27.20